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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT: SEPTEMBER 23, 2005
                        (Date of earliest event reported)

                              LASERCARD CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                    0-6377                   77-0176309
          --------                    ------                   ----------
(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Number)           Identification No.)

          1875 N. SHORELINE BOULEVARD, MOUNTAIN VIEW, CALIFORNIA 94043
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (650) 969-4428

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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                                TABLE OF CONTENTS


Item 8.01       Other Events

Signatures

ITEM 8.01 OTHER EVENTS

        At its September 23, 2005 meeting, Registrant's board of directors approved the following as the new cash compensation program for non-employee board members effective October 1, 2005:

        (1)     Annual retainer of $21,000 with incremental annual retainers to:

                        Chairman of the Board:                      $19,000
                        Chairman of the Audit Committee:            $10,000
                        Members of the Audit Committee:             $ 5,000
                        Chairman of the Compensation Committee: $ 5,000 Chairman of the Nominating & Corporate
                            Governance Committee:                   $ 2,000

        All retainers will be paid at the rate of 1/12 per month for so long as the member serves.

        (2)     Fees for attending meetings:

                (a)     Board of Director meetings:

                            $1,500/meeting for physical attendance
                            $  500/meeting for telephonic attendance
                            Subject to an overall cap of $7,500.

                (b)     Compensation Committee meetings:

                            $500/meeting for physical attendance
                            $250/meeting for telephonic attendance
                            Subject to an overall cap of $2,000 and (2)(d) below




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                (c)     Nominating and Corporate Governance Committee meetings:

                           $500/meeting for physical attendance
                           $250/meeting for telephonic attendance
                           Subject to an overall cap of $1,000 and (2)(d) below

                (d) In the event a committee meeting is held on the same date as a Board of Directors meeting or another committee meeting, any per meeting fees payable for the committee meeting(s) would be reduced by 50%.




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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized on the 28th day of September, 2005.

                LASERCARD CORPORATION
                (Registrant)

        BY:     /s/ Steven G. Larson
                --------------------
                STEVEN G. LARSON
                VICE PRESIDENT, FINANCE AND CHIEF FINANCIAL OFFICER




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